UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: DECEMBER 29, 2000

                                X-RAMP.COM, INC.
             (Exact name of registrant as specified in its chapter)

           NEVADA                     000-24927                  33-0199082
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

               2100 FIRST FEDERAL PLAZA, ROCHESTER, NEW YORK      14614
               (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (800) 819-9653

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         The registrant acquired from Frank P. Savino all the outstanding common stock of Timely Information Corporation, a New Jersey corporation providing voice, data, and wireless broadband services, in a transaction closed on December 29, 2000 for the sum of $500,000 payable in common stock of the registrant and subject to certain adjustments. The purchase price reflected the net assets and current revenues of the acquired entity. The acquired entity had previously been a material supplier of the registrant. The plant, equipment or physical property of the acquired entity will continue to be used in providing voice, data, and wireless broadband services as well as also be devoted to supporting the registrant's application services.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

                  Financial statements required by this item will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K must be filed.

         (b) Pro forma financial information.

                  Pro forma financial information required by this item will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K must be filed.

         (c) Exhibits. The plan of acquisition is furnished as an exhibit in accordance with the provisions of Item 601 of Regulation S-K (ss.
         229.601 of this chapter).
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               X-RAMP.COM, INC
                                                (Registrant)
                                          s/ Michael J. Lates, Jr.
                                          ------------------------
                                            MICHAEL J. LATES, JR.
Date: JANUARY 11, 2001                            PRESIDENT
                                                (Signature)*


*Print name and title of the signing officer under his signature.



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                                                                         EXHIBIT


                   CONTRACT FOR SALE AND PURCHASE OF BUSINESS
                   ------------------------------------------

THIS CONTRACT for sale and purchase (hereinafter referred to as "Contract" or "Agreement"), is executed this day of December, 2000, by and between Frank Patsy Savino, (hereinafter referred to as "Seller"), and X-Ramp.com, Inc., (hereinafter referred to as "Buyer").

                                   WITNESSETH:

WHEREAS, Seller is the owner of all the shares and equity securities (hereinafter referred to as "Stock") of Timely Information Corporation, a New Jersey corporation (hereinafter referred to as the "Corporation"); and

WHEREAS, Buyer desires to purchase Seller's Stock and Seller desires to sell said Stock to Buyer. NOW, THEREFORE, for and in consideration of the mutual covenants and promises hereinafter contained, the Seller agrees to sell and the Buyer agrees to buy the Stock upon the following terms and conditions.

1. PURCHASE PRICE AND METHOD OF PAYMENT. Buyer shall pay and Seller shall accept the purchase price for the Stock in the manner of payment therefore set forth in Exhibit "A" attached hereto and made a part hereof.

2. CLOSING. The closing of the transactions contemplated by this Agreement (hereinafter referred to as the "Closing"), shall be held at Rochester, New York, on the 23rd day of December, 2000, at 3:00 p.m. or at such other place, date and time as the parties hereto may otherwise agree (such date to be referred to in this Agreement as the "Closing Date").

3. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer the correctness, truthfulness and accuracy of the matters shown on Exhibit "B" attached hereto, all of which shall survive the Closing. In addition, Seller represents and warrants to Buyer that the documents enumerated in Exhibit "C" attached hereto and made a part hereof, are true, authentic and correct copies of the original, or, if appropriate, the originals themselves, and no alterations or modifications thereof have been made.

4. REPRESENTATIONS AND WARRANTIES. Buyer and Seller hereby represent and warrant there has been no act or omission by Buyer or Seller which would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or other like payment in connection with the transactions contemplated hereby. Buyer agrees that it will accept assignment of and assume any and all liabilities of the Corporation including but not limited to payment of all leases in full, payment of all notes and accounts payable in full, and perform all contractual obligations and other obligations. Buyer further represents that it will indemnify and hold Seller harmless from all claims and liabilities Seller may have as a result of claims and liabilities of the Corporation Subsequent to Closing, including any applicable court costs and attorney's fees.
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5.  TRANSACTIONS PRIOR TO CLOSING.  Seller hereby covenants the following:

     a. CONDUCT OF SELLER'S BUSINESS UNTIL CLOSING. Except as Buyer may otherwise consent in writing prior to the Closing Date, Seller will not enter into any transaction, take any action or fail to take any action which would result in, or could reasonably be expected to result in a material or significant change in the financial status or operations of the Corporation.

     b. ADVICE OF CHANGES. Between the date hereof and the Closing Date, Seller will promptly advise Buyer in writing of significant or material changes in affecting the Corporation or any fact which, if existing or known at the date hereof, would been of significant interest to Buyer.

     c. DOCUMENTS. Seller shall deliver to Buyer at closing such documents, which are, in Buyer's sole discretion; necessary to fully satisfy the objectives of this Agreement in content and form reasonably intended to do so.

6. EXPENSES. Each of the parties hereto shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby, including the fees and expenses of its counsel and its certified public accountants.

7. GENERAL.

a. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Each of the parties to this Agreement covenants and agrees that their respective representations, warranties, covenants, statements, and agreements contained in this Agreement shall survive the Closing Date. Except as set forth in this Agreement, the exhibits hereto or in the documents and papers delivered by Seller to Buyer in connection herewith, there are no other agreements, representations, warranties, or covenants by or among the parties hereto with respect to the subject matter hereof.

b. WAIVERS. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein or therein and in any documents delivered in connection herewith or therewith. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

c. NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered certified mail, return receipt requested or Federal Express:

If to Seller:

207 Cranford Avenue
Cranford, New Jersey 07016
Attention: Frank Savino
If to Buyer:

X-Ramp.com, Inc.
2100 First Federal Plaza
Rochester, New York 14614
Attention: Michael J. Lates, Jr.
President

or to such other address as such party shall have specified by notice in writing to the other party.

d. GOVERNING LAW. This agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of New York. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable outside counsel fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled.

e. TIME OF THE ESSENCE. Time and timely performance are of the essence of this Contract and of the covenants and provisions hereunder.

f. SUCCESSORS AND ASSIGNS. Rights and obligations created by this Contract shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.

g. EXTRAORDINARY REMEDIES. To the extent cognizable at law, the parties hereto, in the event of breach and in addition to any and all other remedies available thereto, may obtain injunctive relief, regardless of whether the injured party can demonstrate that no adequate remedy exists at law.


IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto, and signed by an officer of the Buyer thereunto duly authorized, all on the date and year first above written.



SELLER:
Timely Information Corporation


/s/ Frank Savino
-----------------------------
Frank Savino
President


BUYERX-RAMP.COM, INC.

/s/ Michael J. Lates, Jr.
-----------------------------
Michael J. Lates, Jr.
 President

                                                                     EXHIBIT "A"

                      AMOUNT AND PAYMENT OF PURCHASE PRICE

         a. CONSIDERATION As total consideration for the purchase and sale of the Stock, the Buyer shall pay to the Seller the sum of ($500,000.00), such total consideration to be referred to in this Agreement as the "Purchase Price".

         b. PAYMENT. The Purchase Price shall be paid as 2,000,000 shares of the common stock of the Buyer, to be allocated 1,800,000 shares to Seller ("Seller's Shares") and 200,000 shares to Al Foti on completion of the Corporation's audited balance sheet. Such shares shall be adjusted based Buyer's verification of the net assets of the Corporation as set forth in such balance sheet on December 31, 2000. For each dollar in net assets exceeding $175,000, Seller shall receive an additional 4 shares; for each dollar of net assets less than $175,000, Seller's Shares shall be reduced by 4 shares. In determining the Corporation's net assets, notes payable to the Buyer from the Corporation shall not be included. Not withstanding the forgoing, the minimum purchase price to the Seller shall be no less than 1,500,000 shares. Additionally if the 30-day moving average of Buyer's stock on March 1, 2001 is below $0.25 per share, Seller's Shares shall be increased by a percentage equal to $0.25 divided by the 30 day moving average of Buyer's common stock on such date. As of December 23rd 2000 there is 14,128,051 shares of Buyer's common stock issued and outstanding. In the event that the Buyer's stock splits after the Closing but prior to issuing stock to the Seller the Seller's shares will be increased or decreased proportionally to the stock split.

EXHIBIT "B"

REPRESENTATIONS AND WARRANTIES OF SELLER

a. ORGANIZATION AND STANDING. Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has the corporate power and authority to carry on its business as it is now being conducted.

b. AUTHORITY RELATIVE TO THIS AGREEMENT. Except as otherwise stated herein, the Seller has full power and authority to execute this Agreement and carry out the transactions contemplated by it and no further action is necessary by the Seller to make this Agreement valid and binding upon Seller and enforceable against it in accordance with the terms hereof, or to carry out the actions contemplated hereby. The execution, delivery and performance of this Agreement by the Seller will not (i) constitute a breach or a violation of the Corporation's Certificate of Incorporation, By-Laws, or of any law, agreement, indenture, deed of trust, mortgage, loan agreement or other instrument to which it is a party, or by which it is bound; (ii) constitute a violation of any order, judgment or decree to which it is a party or by which its assets or properties is bound or affected; or (iii) result in the creation of any lien, charge or encumbrance upon its assets or properties, except as stated herein.

c. TAX MATTERS. The Corporation has timely prepared and filed all federal, state and local tax returns and reports as are and have been required to be filed and all taxes shown thereon to be due have been paid in full, including but not limited to, sales tax, withholding tax and all other taxes of every nature.

d. PROPERTIES. The Corporation has good and merchantable title to all of its properties and assets which are those properties and assets as set out in the statements provided to Buyer. At Closing, such properties and assets will be subject to no mortgage, pledge, lien, conditional sales agreement, security agreement, encumbrance or charge, secured or unsecured, except for those taxes which shall be pro-rated as of the date of Closing.

e. COMPLIANCE WITH APPLICABLE LAWS. The Corporation is in full compliance with all laws, rules, and regulations affecting its business.

f. DOCUMENTS FOR REVIEW. The Seller's documents enumerated in Exhibit "C" attached hereto and made a part hereof are true, authentic, and correct copies of the originals, or, as appropriate, the originals themselves, and no alterations and modifications thereof have been made.

g. LEASE. Leases currently operative for the Corporation are in good standing and all payments required to be made have been made by Seller.

EXHIBIT "C"

                              DOCUMENTS FOR REVIEW

i.     Leasehold Agreement(s)
ii.    Financial and Operating Statement(s)
iii.   Sales Tax Return(s)
iv.    Income Tax Return(s)
v.     Accounts Payable/Receivables Ledger
vi.    Corporate Articles of Incorporation
vii.   Corporate Bylaws
viii.  Corporate Minutes and Resolutions